UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 5, 2014

EPIRUS BIOPHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-51171	04-3514457
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

699 Boylston Street
Eighth Floor
Boston, MA 02116
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (617) 600-4313

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On December 5, 2014, EPIRUS Biopharmaceuticals, Inc. (the “Company”) announced the addition to its pipeline of a preclinical product candidate, BOW070, a proposed biosimilar version of Actemra® (tocilizumab) marketed by Genentech/Roche.   Actemra (tocilizumab) is an immunosuppressive drug for the treatment of rheumatoid arthritis, polyarticular arthritis and systemic juvenile idiopathic arthritis. According to EvaluatePharma®, global sales of Actemra in 2013 were $1.1 billion. The Company is in the comparability phase of development of BOW070.

The addition of BOW070 will continue to build the Company’s pipeline of biosimilar product candidates (BOW015 (a biosimilar version of Remicade® (infliximab)) and BOW050 (a biosimilar version of Humira® (adalimumab))) in the synergistic therapeutic category of immunology and inflammation.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EPIRUS BIOPHARMACEUTICALS, INC.

By:	/s/ Amit Munshi
Name:	Amit Munshi
Title:	President and Chief Executive Officer

Date: December 5, 2014

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